Investments	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investments

NOTE 4. INVESTMENTS

Participants of the Plan can invest in the Avista Corporation Company Stock Fund (Stock Fund). NAV is based on the fair value of the underlying Avista Corporation common stock and money market fund owned by the Stock Fund and then divided by the number of units outstanding. The Stock Fund consists of Avista Corporation common stock and Northern Trust Money Market Fund. The money market fund and common stock are valued as described in the previous paragraphs. At December 31, 2025, the Stock Fund held $40,320 of cash and 494,358 shares of the Company’s common stock with a value of $19,052,557, which is based on a price per share of $38.54. At December 31, 2024, the Stock Fund held $35,564 of cash and 460,288 shares of the Company’s common stock with a value of $16,860,349, which is based on a price per share of $36.63.

Plan investments in the Stock Fund represented 1.98% and 2.00% of total Plan assets at December 31, 2025 and 2024, respectively. For the year ended December 31, 2025, the Plan's investment in the Stock Fund experienced net appreciation in fair value of approximately $1,013,000 compared to the net appreciation of approximately $511,000 experienced in 2024.